UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September  24, 2003

Motorcar Parts & Accessories, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1 is a press release issued by Motorcar Parts & Accessories, Inc. on September 23, 2003, which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, September 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS & ACCESSORIES, INC.

/s/ Charles Yeagley

Date: September 24, 2003	Charles Yeagley Chief Financial Officer